Templeton Global
Governments Income Trust

--------------------------------------------------------------------------------

Your Fund's Objective:

The Templeton Global Governments Income Trust seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of governments and government agencies of various nations throughout the world.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the seventh annual report of the Templeton Global Governments Income Trust, which covers the fiscal year ended August 31, 1995.

As the 12 months under review progressed, it became increasingly evident that global economic growth was slowing significantly. After increasing at an annualized rate of 5.1% in the fourth quarter of 1994, U.S. Gross Domestic Product (GDP) fell to just 2.7% in the first quarter of 1995 and further to 1.1% in the second quarter.* Concerned that the economy was slowing more than expected, the Federal Reserve Board lowered short-term interest rates in July.

In Japan, economic growth was essentially flat, as GDP increased at an annualized rate of only 0.3% for the first quarter of 1995, due to the strong yen and sluggish consumer spending.** The government implemented a plan to stimulate consumer spending, but Japan's strong currency and weak banking system appear to have prevented

*  Source:  U.S. Commerce Dept.

** Source: Japanese Ministry of International Trade and Industry a resurgence of business activity. We believe that government financing is likely to increase in an effort to fund this new economic plan, thus keeping some upward pressure on Japanese interest rates.

During the reporting period, the German economy was adversely affected by the strong Deutschemark and lower profit margins on foreign trade. At the same time, the strong currency alleviated pressure on wholesale prices, which helped keep inflation relatively low. In response, the Bundesbank eased monetary policy early in 1995 and again in August.

Within this environment, global bond yields generally rose in the first two months of the fiscal year, but then declined until about the end of June. However, a surprising reversal took place when 30-year U.S. Treasury bond yields actually rose following the U.S. Federal Reserve's easing of monetary policy in early July. This stemmed from U.S. economic reports showing some recovery from weak second-quarter growth, which led many investors to believe that the lull in business activity would be shorter than previously expected. Other bond markets followed the U.S. trend, with prices declining at the

--------------------------------------------------------------------------------
Templeton Global
Governments Income Trust

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

             Europe                                 32.9%
             Latin America                           8.2%
             Canada                                  9.4%
             United States                          31.2%
             Australia & New Zealand                15.5%
             Asia                                    2.8%


beginning of the fiscal year, then rising for about seven months, before declining again in July and early August.

Over the course of the fiscal year, we increased our U.S. exposure, from 13.4% of total net assets on August 31, 1994, to 31.2% on August 31, 1995, because we believed the U.S. economy was approaching the later stages of its business cycle and could benefit from possible interest-rate declines. We reduced our European exposure from 43.7% to 32.9% of total net assets, in the belief that economic strength there, particularly in Germany, was likely to result in tighter monetary policies and higher interest rates. At the same time, we reduced our Australian and New Zealand positions, from 22.7% to 15.5%, because of stronger economic growth and the possibility of higher interest rates in these markets. Our current 9.4% position in Canada is unchanged from last year's 9.4% asset allocation. However, about half of the position has been hedged into U.S. dollars in light of Canadian federal budget concerns and to help offset some of the volatility associated with the provincial elections in Quebec, which are focused on a destabilizing secessionist movement. In addition, the average maturity of the Fund's portfolio on August 31, 1995 was 7.2 years, up slightly from 7.1 years on August 31, 1994.

Credit quality remains an important factor in selecting our investments. The Fund's portfolio consists primarily of investment-grade securities, as rated by one of the nationally recognized rating services, or of non-rated securities we judge to be of equal quality. At the end of the fiscal year, about 76% of the securities in the Fund's portfolio were rated AA or higher, 14% were rated A or BBB, and 8% were rated below investment grade.

--------------------------------------------------------------------------------
Templeton Global
Governments Income Trust

Portfolio Breakdown on 8/31/95
Based on Total Net Assets

--------------------------------------------------------------------------------
Government Bonds                                                           86.1%
--------------------------------------------------------------------------------
Corporate Bonds                                                             7.1%
--------------------------------------------------------------------------------
Indexed Securities                                                          0.5%
--------------------------------------------------------------------------------
Short-Term Obligations &
Other Net Assets                                                            6.3%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 7 of this report.


Approximately 2% of the Fund's portfolio was held in other net assets.

Looking forward, we believe that 1995's moderate growth and stable inflationary environment may persist into 1996, which should be a positive influence on interest rates. Monthly indicators of U.S. inflation continue to show that price pressures are well-contained. In our opinion, the Federal Reserve may therefore have reason to lower short-term interest rates again, which could also reverse the latest upward move in longer-term rates. Consumer prices are increasing moderately in other industrialized countries, but compared with past business cycles, this upward movement remains subdued. As always, we remind you that there are special risks involved with global investing related to market, currency, economic, political, and other factors. Developing markets involve heightened risks related to these same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets.

In closing, we would like to mention that although Sir John Templeton has not been involved in investment management of the Templeton Funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Trustees have elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd., to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We thank you for your participation in the Templeton Global Governments Income Trust and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Tom Wilkinson

Tom Wilkinson, CFA
Portfolio Manager
Templeton Global Governments
Income Trust


--------------------------------------------------------------------------------

Tom W. Wilkinson, CFA, became the lead portfolio manager of Templeton Global Governments Income Trust on April 4, 1995. Wilkinson has been with the Templeton organization since 1985 and is vice president of the Templeton Global Bond Managers Division of Templeton Investment Counsel, Inc. He has been a member of the Fund's portfolio management team since September 23, 1993, and is the Senior Portfolio Manager for Franklin Templeton's emerging markets fixed-income group with research responsibilities covering East Asia.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Summary

In market-price terms, the Templeton Global Governments Income Trust produced a total return of 15.87% for the one-year period ended August 31, 1995. Based on the change in actual net asset value (in contrast to market price), total return was 11.92% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, shareholders received income dividends totaling
63.5 cents ($0.635) per share. The Fund's closing price per share on the New York Stock Exchange (NYSE) increased from $6.63 on August 31, 1994 to $7.00 on August 31, 1995, and the Fund's net asset value per share increased from $7.56 to $7.71 during the same period. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Global Governments
Income Trust

Cumulative Total Returns*
Periods Ended August 31, 1995

                                                                        Since
                                                                      Inception
                                        One-Year       Five-Year      (11/22/88)
Based on change
in net asset value                       11.92%         38.29%          57.61%

Based on change
in market price                          15.87%         39.45%          34.65%

*Cumulative total return calculations assume reinvestment of all distributions at net asset value or at market price in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

Templeton Global Governments Income Trust
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                          YEAR ENDED AUGUST 31
                              ------------------------------------------------
                                1995     1994+      1993      1992      1991
                              --------  --------  --------  --------  --------
Net asset value, beginning
 of year                      $   7.56  $   8.37  $   9.04  $   8.54  $   8.92
                              --------  --------  --------  --------  --------
Income from investment
 operations:
 Net investment income             .64       .64       .74       .84       .86
 Net realized and unrealized
  gain (loss)                      .15      (.81)     (.55)      .50      (.34)
                              --------  --------  --------  --------  --------
Total from investment
 operations                        .79      (.17)      .19      1.34       .52
                              --------  --------  --------  --------  --------
Distributions:
 Dividends from net
  investment income               (.59)       --      (.53)     (.84)     (.86)
 Distributions from net
  realized gains                    --      (.07)     (.21)       --      (.04)
 Amount in excess of net
  investment income               (.05)     (.05)     (.06)       --        --
 Tax basis return of capital        --      (.52)     (.06)       --        --
                              --------  --------  --------  --------  --------
Total distributions               (.64)     (.64)     (.86)     (.84)     (.90)
                              --------  --------  --------  --------  --------
Change in net asset value          .15      (.81)     (.67)      .50      (.38)
                              --------  --------  --------  --------  --------
Net asset value, end of year  $   7.71  $   7.56  $   8.37  $   9.04  $   8.54
                              ========  ========  ========  ========  ========
TOTAL RETURN
Based on market value per
 share                          15.87%  (16.41)%   (2.15)%    17.02%    25.74%
Based on net asset value per
 share                          11.92%   (1.71)%     2.46%    16.03%     5.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
 (000)                        $176,212  $172,586  $190,358  $200,814  $184,720
Ratio of expenses to average
 net assets                      1.03%     1.06%     1.05%     1.08%     1.11%
Ratio of net investment
 income to average net
 assets                          8.43%     8.04%     8.83%     9.40%     9.85%
Portfolio turnover rate        111.03%   134.83%   279.24%   306.92%   135.10%

+BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Governments Income Trust
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY*                                                      VALUE
-------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES: 86.1%
-------------------------------------------------------------------------------
      4,360,000   Ger. Deutsche Bundespost, 7.75%, 10/01/04        $  3,125,063
      2,800,000   Aus. Eurofima, 9.875%, 1/17/07                      2,146,707
      6,765,000        Federal Republic Germany, Bundeschatweis,
                  Ger. 6.875%, 12/02/98                               4,807,390
      3,160,000        Federal Republic Germany, Bundesobl 110,
                  Ger. 5.375%, 2/22/99                                2,156,033
      3,740,000        Federal Republic of Germany, Bundes,
                  Ger. 8.00%, 1/21/02                                 2,756,339
     11,685,000        Federal Republic of Germany, Unity,
                  Ger. 8.75%, 8/20/01                                 8,926,926
                       Government of Canada:
      1,104,000   Can. 10.50%, 3/01/01                                  924,474
      2,550,000   Can.  9.75%, 6/01/21                                2,174,645
      3,250,000   Can.  8.00%, 6/01/23                                2,325,526
                       Government of Denmark:
      9,020,000   Den.  9.00%, 11/15/98                               1,682,308
     18,096,000   Den.  8.00%, 5/15/03                                3,200,335
                       Government of France:
     19,774,000    Fr.  8.50%, 3/28/00                                4,214,526
     18,636,000    Fr.  9.50%, 1/25/01                                4,141,415
                       Government of Italy:
  7,000,000,000   Itl. 12.00%, 10/01/95                               4,276,144
  3,515,000,000   Itl. 12.00%, 1/01/97                                2,188,553
  4,000,000,000   Itl. 12.00%, 1/20/98                                2,507,270
  3,230,000,000   Itl. FRN, 8/01/99                                   1,998,977
                       Government of New Zealand:
      2,750,000   N.Z.  6.50%, 2/15/00                                1,682,288
      2,515,000   N.Z.  8.00%, 4/15/04                                1,642,333
                       Government of Spain:
    390,000,000    Sp. 13.45%, 4/15/96                                3,167,079
    296,000,000    Sp. 11.90%, 7/15/96                                2,391,967
      4,675,000        International Bank
                       Reconstruction/Development, 7.125%,
                  Ger. 4/12/05                                        3,230,304
     18,918,000   Den. Kingdom of Denmark, 8.00%, 11/15/01            3,398,847
      4,400,000        New South Wales Treasury Corp., 12.00%,
                  Aus. 12/01/01, 144a                                 3,813,700
      4,000,000        New South Wales Treasury Corp., 7.00%,
                  Aus. 4/01/04                                        2,632,387
      8,350,000        Province of British Columbia, 9.85%,
                  Can. 5/01/98                                        6,594,184
      2,100,000   Can. Province of Nova Scotia, 8.75%, 4/01/22        2,340,366
      3,000,000   Can. Province of Ontario, 8.00%, 3/11/03            2,211,879
      6,000,000        Queensland Treasury Corp. Exch. Global,
                  Aus. 8.00%, 5/14/03                                 4,256,568
      5,000,000   U.S. Republic of Argentina, 8.375%, 12/20/03        3,750,000
                       Thailand Military Bank:
     25,000,000  Thai.  7.50%, 10/02/95                                 994,613
     20,000,000  Thai. 11.125%, 6/3/96                                  798,085
     21,000,000  Thai. 11.00%, 6/5/96                                   837,235
      9,500,000        Treasury Corp. of Victoria, 8.25%,
                  Aus. 10/15/03                                       6,835,750

Templeton Global Governments Income Trust
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY*                                                      VALUE
-------------------------------------------------------------------------------
 BONDS--GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
-------------------------------------------------------------------------------
                      U.S. Treasury Bonds:
      1,170,000  U.S. 10.75%, 5/15/03                              $  1,484,438
      1,455,000  U.S.  6.25%, 8/15/23                                 1,362,244
      4,713,000  U.S.  7.625%, 2/15/25                                5,251,319
                      U.S. Treasury Notes:
      4,430,000  U.S.  5.875%, 2/15/04                                4,304,011
      4,900,000  U.S.  7.25%, 5/15/04                                 5,196,303
      2,290,000  U.S. 11.625%, 11/15/04                               3,119,415
      8,140,000  U.S.  6.50% 05/15/05                                 8,243,052
      1,600,000  U.S.  9.125%, 5/15/99                                1,761,248
      4,375,000  U.S.  8.00%, 8/15/99                                 4,675,781
      6,607,000  U.S.  7.75%, 11/30/99                                7,012,736
      3,500,000  U.S. United Mexican States, FRN, 7/20/97, 144a       3,574,375
      3,000,000       Venezuela Front Load Interest Reduction
                 U.S. Bond, A, 3/31/07                                1,515,000
                                                                   ------------
 TOTAL BONDS--GOVERNMENT & GOVERNMENT AGENCIES (cost
  $158,586,996)                                                     151,630,138
-------------------------------------------------------------------------------
 BONDS--CORPORATE: 7.1%
-------------------------------------------------------------------------------
      1,750,000  U.S. Bombril SA, 8.00%, 8/26/98                      1,500,625
      2,000,000       Compania Naviera Perez Companc SA, 8.375%,
                 U.S. 7/30/98                                         1,885,000
      1,500,000  U.S. Dine SA de CV, 8.125%, 10/15/98                 1,312,500
      1,900,351  U.S. Electricidad de Caracas, FRN, 9/30/03             836,155
      1,525,000  U.S. Essar Gujarat Ltd., FRN, 7/15/99, 144a          1,517,375
      2,000,000  U.S. News America Holdings, 8.625%, 2/07/14          1,232,500
      3,000,000  U.S. Quantas Airways Ltd., 7.50%, 6/30/03            3,019,590
      1,650,000       TNT Pacific Finance Ltd., 9.00%, conv.,
                 Aus. 7/27/98                                         1,209,214
                                                                   ------------
 TOTAL BONDS--CORPORATE (cost $13,434,846)                           12,512,959
-------------------------------------------------------------------------------
 INDEXED SECURITIES: 0.5% (cost $2,983,838)
-------------------------------------------------------------------------------
      3,000,000  U.S. IBM Credit Corp., (principal is linked to
                      the change in the Japanese Yen to U.S.
                      Dollar foreign exchange rate between issue
                      date (169 Yen/U.S. Dollar) and maturity
                      date), 10.75%, 12/04/95                           828,750
-------------------------------------------------------------------------------

Templeton Global Governments Income Trust
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

  PRINCIPAL IN
 LOCAL CURRENCY*                                                     VALUE
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 4.7%
-------------------------------------------------------------------------------
     20,000,000  Thai. Bangkok Bank, 11.50%, 5/16/96              $    800,484
      1,490,000        Federal Farm Credit Banks, 5.63%,
                  U.S. 10/04/95                                      1,482,252
      2,170,000        Federal Home Loan Mortgage Corp., 5.64%,
                  U.S. 9/25/95                                       2,161,776
      1,220,000        Federal National Mortgage Assn., 5.69%,
                  U.S. 9/14/95                                       1,217,511
      2,610,000        U.S. Treasury Bills, 5.33% to 5.43% with
                  U.S. maturities to 10/26/95                        2,597,624
                                                                  ------------
 TOTAL SHORT TERM OBLIGATIONS (cost $8,267,769)                      8,259,647
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 98.4% (cost $183,273,449)                      173,231,494
 UNREALIZED LOSS IN FORWARD EXCHANGE CONTRACTS: (0.1)%                 (57,195)
 OTHER ASSETS, LESS LIABILITIES: 1.7%                                3,037,905
                                                                  ------------
 TOTAL NET ASSETS: 100%                                           $176,212,204
                                                                  ============

*CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Governments Income Trust
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost
  $183,273,449)                                          $173,231,494
 Cash                                                          20,941
 Receivables:
  Investment securities sold                                1,218,856
  Interest receivable                                       4,445,204
 Unrealized gains in forward exchange contracts (Note 6)      345,932
                                                         ------------
   Total assets                                           179,262,427
                                                         ------------
Liabilities:
 Payables:
  Investment securities purchased                           1,217,300
  Dividends payable                                         1,142,141
 Unrealized loss in forward exchange contracts (Note 6)       403,127
 Accrued expenses                                             287,655
                                                         ------------
   Total liabilities                                        3,050,223
                                                         ------------
Net assets, at value                                     $176,212,204
                                                         ============
Net assets consist of:
 Distributions in excess of net investment income        $ (1,142,142)
 Net unrealized depreciation                              (10,140,069)
 Accumulated net realized loss                             (5,669,545)
 Net capital paid in on shares of beneficial interest     193,163,960
                                                         ------------
Net assets, at value                                     $176,212,204
                                                         ============
Shares outstanding                                         22,842,821
                                                         ============
Net asset value per share ($176,212,204 / 22,842,821)    $       7.71
                                                         ============

                   SEE NOTES TO FINANCIAL STATEMENTS.
STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Interest income:
 (net of $242,839 foreign
  taxes withheld)                                                  $16,281,234
Expenses:
 Management fees (Note 3)                             $   946,419
 Administrative fees (Note 3)                             430,192
 Transfer agent fees                                       64,000
 Custodian fees                                            77,000
 Reports to shareholders                                  157,000
 Audit fees                                                30,000
 Legal fees (Note 3)                                        5,000
 Registration and filing fees                              33,000
 Trustees' fees and expenses                               17,000
 Other                                                      7,058
                                                      -----------
  Total expenses                                                     1,766,669
                                                                   -----------
   Net investment income                                            14,514,565
Realized and unrealized
 gain (loss):
 Net realized loss on:
  Investments                                          (3,056,182)
  Foreign currency transactions                        (2,447,759)
                                                      -----------
                                                       (5,503,941)
                                                      -----------
Net unrealized appreciation (depreciation) on:
 Investments                                           10,319,635
 Foreign currency
  translation of other
  assets and liabilities                               (1,199,144)
                                                      -----------
                                                        9,120,491
                                                      -----------
  Net realized and unrealized gain                                   3,616,550
                                                                   -----------
Net increase in net assets resulting from operations               $18,131,115
                                                                   ===========

Templeton Global Governments Income Trust
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                        1995          1994
                                                    ------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                             $ 14,514,565  $ 14,655,312
  Net realized loss on investment and foreign
   currency transactions                              (5,503,941)  (12,025,067)
  Net unrealized appreciation (depreciation)           9,120,491    (6,665,555)
                                                    ------------  ------------
   Net increase (decrease) in net assets resulting
    from operations                                   18,131,115    (4,035,310)
 Distributions to shareholders:
  From net investment income                         (13,363,049)           --
  From net realized gain                                      --    (1,519,191)
  Amount in excess of net investment income           (1,142,142)   (1,142,142)
  Tax basis return of capital                                 --   (11,951,721)
 Fund share transactions (Note 2)                             --       876,886
                                                    ------------  ------------
   Net increase (decrease) in net assets               3,625,924   (17,771,478)
Net assets:
 Beginning of year                                   172,586,280   190,357,758
                                                    ------------  ------------
 End of year                                        $176,212,204  $172,586,280
                                                    ============  ============


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Governments Income Trust
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Fund) is a Massachusetts busi-ness trust and a closed-end, non-diversified management investment company reg-istered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities, including options, listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as deter-mined by management and approved in good faith by the Board of Trustees.

b. Foreign Exchange Contracts:

The Fund enters into forward exchange contracts and currency option contracts in order to hedge against foreign exchange risks.

(i)Forward Exchange Contracts: These contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the contracts, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

(ii)Currency Option Contracts: Options purchased are recorded as investments; options written (sold) are accounted for as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or realized as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

c. Indexed Securities:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on another factor such as a yield curve, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to assume while avoiding unwanted risk or change the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

d. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

Templeton Global Governments Income Trust
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------
e. Futures Contracts:

The Fund may enter into futures contracts and options written on futures con-tracts in order to hedge against risks from changes in interest rates. These futures contracts and options written on futures contracts are valued daily and the Fund's equity therein, representing unrealized gain or loss on the con-tract, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. Margin deposits of cash or securities required with respect to contracts traded on ex-changes are maintained by the Fund's custodian in segregated accounts. Varia-tion margin payments are made or received on futures on a weekly basis as ap-preciation or depreciation in the contracts occurs.

f. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

g. Security Transactions, Investment Income, Distributions, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of August 31, 1995, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). During the year ended August 31, 1995, there were no share transactions. During the year ended August 31, 1994, 105,813 shares were issued for $876,886 from reinvested distributions.

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.55% of the average daily net assets of the Fund up to $200 million and 0.50% of the average daily net assets in excess of $200 million. The Fund pays TGII monthly a fee of 0.25% per annum on the Fund's average daily net assets. TGII has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. For its services, the TGII pays to InterCapital a fee equal, on an annual basis, to 0.15% of the Fund's average net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $5,000 for the year ended August 31, 1995.

Templeton Global Governments Income Trust
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $176,871,678 and $169,447,872, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $  1,384,340
      Unrealized depreciation       (11,426,295)
                                   ------------
      Net unrealized depreciation  $(10,041,955)
                                   ============

5. TAX LOSS CARRYOVERS

At August 31, 1995 the Fund had tax basis capital losses of $3,500,000 which may be carried over to offset future capital gains. Such losses expire in 2003. In addition, as required by the tax rules, the Fund has deferred currency losses occuring subsequent to October 31, 1994 of $2,200,000 to the year ending August 31, 1996.

6. FINANCIAL INSTRUMENTS

During the year ended August 31, 1995, the Fund has been a party to financial instruments with off-balance-sheet risks, primarily forward exchange contracts, in order to minimize the risk to the Fund, with respect to its portfolio trans-actions, from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities; some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their con-tracts, future movement in currency values and interest rates and contract po-sitions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

Forwards: A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date.

At August 31, 1995, the Fund had outstanding forward exchange contracts for the purchase and sale of currencies as set out below. These contracts are reported in the financial statements at the Fund's net equity, as measured by the dif-ference between the forward exchange rates at the reporting date and the for-ward exchange rates at the date of entry into the contract:

    Contracts to sell:
        4,500,000 Canadian Dollars for 3,302,752 U.S. dollars,
        September 11, 1995                                       $ (48,131)
       10,000,000 Canadian Dollars for 7,355,104 U.S. dollars,
        September 22, 1995                                         (90,306)
        9,200,000 Deutschemarks for 6,171,763 U.S. dollars,
        September 28, 1995                                        (102,887)
       18,000,000 Deutschemarks for 12,114,686 U.S. dollars,
        September 28, 1995                                        (161,803)
                                                                 ---------
                                                                  (403,127)
       Net unrealized gain from offsetting forward exchange
        contracts                                                  345,932
                                                                 ---------
       Net unrealized loss in forward exchange contracts         $ (57,195)
                                                                 =========

Templeton Global Governments Income Trust
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

7. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                   NET INCREASE
                                                             NET GAIN (LOSS)        (DECREASE)
                                                            ON INVESTMENT AND      IN NET ASSETS
                           INVESTMENT      NET INVESTMENT    FOREIGN CURRENCY     RESULTING FROM
                             INCOME            INCOME          TRANSACTIONS         OPERATIONS
                        ----------------- ----------------- -------------------  ------------------
                                     PER               PER                 PER                 PER
                           TOTAL    SHARE    TOTAL    SHARE    TOTAL      SHARE     TOTAL     SHARE
                        ----------- ----- ----------- ----- ------------  -----  -----------  -----
1995
For the quarter ended:
November 30, 1994       $ 4,173,392 $.18  $ 3,716,559 $.17  $ (2,514,342) $(.11) $ 1,202,217  $ .06
February 28, 1995         3,964,814  .17    3,501,301  .15    (1,620,751)  (.07)   1,880,550    .08
May 31, 1995              4,244,805  .19    3,800,921  .17     7,768,036    .33   11,568,957    .50
August 31, 1995           3,898,223  .17    3,495,784  .15       (16,393)    --    3,479,391    .15
                        ----------- ----  ----------- ----  ------------  -----  -----------  -----
                        $16,281,234 $.71  $14,514,565 $.64  $  3,616,550  $ .15  $18,131,115  $ .79
                        =========== ====  =========== ====  ============  =====  ===========  =====
1994
For the quarter ended:
November 30, 1993       $ 4,313,500 $.19  $ 3,819,835 $.17  $ (5,715,538) $(.25) $(1,895,703) $(.08)
February 28, 1994         3,922,193  .17    3,431,159  .15       718,257    .03    4,149,416    .18
May 31, 1994              4,272,952  .19    3,686,359  .16   (11,611,481)  (.50)  (7,925,122)  (.34)
August 31, 1994           4,078,401  .18    3,717,959  .16    (2,081,860)  (.09)   1,636,099    .07
                        ----------- ----  ----------- ----  ------------  -----  -----------  -----
                        $16,587,046 $.73  $14,655,312 $.64  $(18,690,622) $(.81) $(4,035,310) $(.17)
                        =========== ====  =========== ====  ============  =====  ===========  =====

Templeton Global Governments Income Trust
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Global Governments Income Trust

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Global Governments Income Trust as of August 31, 1995, and the related statement of operations for the year then end-ed, the statement of changes in net assets for each of the two years in the pe-riod then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our au-dits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Global Governments Income Trust as of August 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting princi-ples.

                             [SIGNATURE OF MCGLADREY & PULLEN, LLP APPEARS HERE]
New York, New York
September 29, 1995

Templeton Global Governments Income Trust

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") with the following features: .If shares of the Fund are held in the shareholder's name, the share-holder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder in-structs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. .Participants should contact Dean Witter Trust Company, P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan bro-chure. .To receive dividends or distributions in cash, the shareholder must no-tify Dean Witter Trust Company (the "Plan Agent") or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. .Whenever the Trust declares dividends in either cash or common stock of the Trust, if the market price is equal to or exceeds net asset value at the valuation date (payable date), participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange.
 .The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distri-butions. .The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, the Plan Agent will sell the participant's shares and send the proceeds, net of any brokerage commis-sions. A $5.00 fee is charged by the Plan Agent upon any cash withdrawal or termination. .Whenever shares are purchased on the New York Stock Exchange, each participant will pay a pro rata portion of brokerage commissions. Broker-age commissions will be deducted from amounts to be invested.

Templeton Global Governments Income Trust

--------------------------------------------------------------------------------

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center Plaza II
Jersey City, N.J. 07311





SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded daily on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published weekly in Barron's and in the Monday edition of the Wall Street Journal in a section called "Closed-End Bond Funds."

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name he or she can request that his or her name be added to the Trust's mailing list, by writing the Templeton Global Governments Income Trust, 700 Central Avenue, St. Petersburg, Florida 33701.

For information about dividends and shareholders accounts, call 1-800-526-3143.

                                     Notes
                                     -----

--------------------------------------------------------------------------------

 TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------------------------------------------------------------

                                                                 TLTGG A95 10/95

[LOGO OF RECYCLED PAPER APPEARS HERE]

TEMPLETON
GLOBAL
GOVERNMENTS
INCOME
TRUST

Annual Report
August 31, 1995




[LOGO of FRANKLIN TEMPLETON APPEARS HERE]